SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED FEBRUARY 23, 2004
(To Prospectus dated January 26, 2004)



                                  CWALT, INC.
                                   Depositor

                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer

                        Alternative Loan Trust 2004-4CB
                                    Issuer
              Mortgage Pass-Through Certificates, Series 2004-4CB

                                --------------

The Class PO                      The Class PO Certificates
Certificates represent
obligations of the trust          o  This supplement relates to the offering of the Class PO Certificates of the
only and do not                      series referenced above.  This supplement does not contain complete
represent an interest in             information about the offering of the Class PO Certificates. Additional
or obligation of                     information is contained in the prospectus supplement dated February 23,
CWALT, Inc.,                         2004, prepared in connection with the offering of the offered certificates of
Countrywide Home                     the series referenced above and in the prospectus of the depositor dated
Loans, Inc.,                         January 26, 2004. You are urged to read this supplement, the prospectus
Countrywide Home                     supplement and the prospectus in full.
Loans Servicing LP, or
any of their affiliates.          o  As of July 26, 2004, the class certificate balance of the Class PO
                                     Certificates was approximately $1,518,854.
This supplement may
be used to offer and sell         o  Exhibit 1 to this supplement is the monthly statement made available to
the offered certificates             holders of the Class PO Certificates on the July 26, 2004 distribution date.
only if accompanied by
the prospectus                    o  This supplement also modifies the "Method of Dis tribution" section on
supplement and the                   page S-71 of the prospectus supplement and the "Yield, Prepayment and
prospectus.                          Maturity Considerations" section on page S-53 of the prospectus supplement as described on the next page.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWALT , Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP , in connection with offers and sales relating to transactions in the Class PO certificates in which Countrywide Securities Corporation acts as placement agent. Sales will be made at prices related to the prevailing prices at the time of sale.

August 2, 2004

                            ADDITIONAL INFORMATION

          You should purchase the Class PO Certificates only if you have read this supplement and the following documents:

          o the prospectus supplement, dated February 23, 2004 (the "Prospectus Supplement"), prepared in connection with the offering of the offered certificates of the series referenced above, which is attached to, and forms a part of this supplement; and

          o the prospectus of the depositor, dated January 26, 2004, which is attached to, and forms a part of this supplement.

                           DESCRIPTION OF COLLATERAL

Reports to Certificateholders

          The monthly statement furnished to the Certificateholders on the July 26, 2004 Distribution Date (the "Certificate Date") is included herein as
Exhibit 1.

                            METHOD OF DISTRIBUTION

          Pursuant to a Placement Agency Agreement, dated as of July 30, 2004, between Countrywide Securities Corporation and Countrywide Home Loans, Inc., Countrywide Securities Corporation has agreed, subject to the satisfaction of certain conditions, to sell the Class PO Certificates on a best efforts basis, and Countrywide Home Loans, Inc. has agreed to sell the Class PO Certificates through Countrywide Securities Corporation. Sales will be made at prices relating to the prevailing prices at the time of sale.

                   YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Sensitivity of the Class PO Certificates

          The information set forth in the following table has been prepared on the basis of the structuring assumptions contained in the Prospectus Supplement, that the Class PO Certificates have the class certificate balance described on the cover to this supplement, that the closing date for the purchase of the Class PO Certificates is August 2, 2004, and the assumption that the aggregate purchase price of the Class PO Certificates (expressed as a percentage of their Certificate Date Class Certificate Balance) is 70.0%.

         Sensitivity of the Principal Only Certificates to Prepayments
                         (Pre-tax Yields to Maturity)


                                     Percentage of the Prepayment Assumption
                          ----------------------------------------------------
     Class                   0%        50%       100%       150%       200%
                          --------  --------  ---------  ---------   ---------
     Class PO               2.1%       5.5%     10.2%      15.7%      22.0%

          It is unlikely that the Discount mortgage loans will have the precise characteristics described in this supplement or that the Discount mortgage loans will all prepay at the same rate until maturity or that all of the Discount mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount mortgage loans prepay at the indicated percentages of the Prepayment Assumption. No representation is made as to the actual rate of principal payments on the Discount mortgage loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

                                  EXHIBIT 1

                                  [Attached]

            THE                                                                                      Distribution Date:  7/26/04
          BANK OF
            NEW
           YORK
101 Barclay Street, 8 West
   New York, NY 10286
                                               Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew
            212.815.3236                         Countrywide Alternative Loan Trust
Associate:  AnnMarie Cassano
            212-815-8318                                   Series 2004-4CB


                                           Certificateholder Monthly Distribution Summary
  ----------------------------------------------------------------------------------------------------------------------
                                                        Certificate                           Pass
                                         Class             Rate            Beginning        Through        Principal
      Class            Cusip          Description          Type             Balance         Rate (%)      Distribution
  ----------------------------------------------------------------------------------------------------------------------
       1A1           12667FCB9          Senior          Fix-30/360       208,049,393.05     4.250000      2,914,414.39
       1A2           12667FCC7          Senior          Var-30/360        74,924,735.02     1.800000      1,049,566.75
       1A3           12667FCD5         Strip IO         Var-30/360        74,924,735.02     5.700000              0.00
       1A4           12667FCE3         Strip IO         Fix-30/360        20,038,594.78     5.500000              0.00
       1A5           12667FCF0          Senior          Fix-30/360        20,110,646.73     5.500000         98,456.20
       1A6           12667FCG8          Senior          Fix-30/360        21,481,353.27     5.500000              0.00
       2A1           12667FCH6         Strip IO         Fix-30/360         6,964,270.62     5.750000              0.00
       3A1           12667FCJ2          Senior          Fix-30/360        47,707,011.74     5.000000      1,472,091.96
       3A2           12667FCK9          Senior          Fix-30/360         4,860,532.00     5.000000              0.00
       3A3           12667FCL7          Senior          Var-30/360        26,283,771.87     1.800000        736,045.98
       3A4           12667FCM5         Strip IO         Var-30/360        26,283,771.87     6.200000              0.00
       PO                                                                  1,523,154.33     0.000000          4,299.91
      PO-1           12667FCN3         Strip PO         Fix-30/360         1,217,948.84     0.000000          3,838.64
      PO-2           12667FCN3         Strip PO         Fix-30/360           166,446.32     0.000000            316.93
      PO-3           12667FCN3         Strip PO         Fix-30/360           138,759.17     0.000000            144.34
       AR            12667FCP8          Senior          Fix-30/360                 0.00     5.500000              0.00
  ----------------------------------------------------------------------------------------------------------------------

        M            12667FCQ6          Junior          Fix-30/360        10,524,966.35     5.700069         10,749.05
       B1            12667FCR4          Junior          Fix-30/360         4,254,773.63     5.700069          4,345.36
       B2            12667FCS2          Junior          Fix-30/360         2,687,225.45     5.700069          2,744.44
       B3            12667FCT0          Junior          Fix-30/360         2,015,419.09     5.700069          2,058.33
       B4            12667FCU7          Junior          Fix-30/360         1,791,483.63     5.700069          1,829.63
       B5            12667FCV5          Junior          Fix-30/360         1,120,558.58     5.700069          1,144.42

  ----------------------------------------------------------------------------------------------------------------------

     Totals                                                              427,335,024.74                   6,297,746.42

  ----------------------------------------------------------------------------------------------------------------------


  -----------------------------------------------------------------------------------------------
                                                      Current                      Cumulative
                     Interest            Total       Realized         Ending        Realized
      Class        Distribution      Distribution     Losses         Balance         Losses
  -----------------------------------------------------------------------------------------------
       1A1           736,841.60       3,651,255.99      0.00    205,134,978.66         0.00
       1A2           112,387.10       1,161,953.86      0.00     73,875,168.27         0.00
       1A3           355,892.49         355,892.49      0.00     73,875,168.27         0.00
       1A4            91,843.56          91,843.56      0.00     19,757,888.51         0.00
       1A5            92,173.80         190,630.00      0.00     20,012,190.53         0.00
       1A6                 0.00               0.00      0.00     21,579,809.47         0.00
       2A1            33,370.46          33,370.46      0.00      6,899,266.01         0.00
       3A1           198,779.22       1,670,871.18      0.00     46,234,919.78         0.00
       3A2            20,252.22          20,252.22      0.00      4,860,532.00         0.00
       3A3            39,425.66         775,471.64      0.00     25,547,725.89         0.00
       3A4           135,799.49         135,799.49      0.00     25,547,725.89         0.00
       PO                  0.00           4,299.91      0.00      1,518,854.41         0.00
      PO-1                 0.00           3,838.64      0.00      1,214,110.20         0.00
      PO-2                 0.00             316.93      0.00        166,129.39         0.00
      PO-3                 0.00             144.34      0.00        138,614.82         0.00
       AR                  0.03               0.03      0.00              0.00         0.00
  -----------------------------------------------------------------------------------------------

        M             49,994.19          60,743.24      0.00     10,514,217.30         0.00
       B1             20,210.42          24,555.78      0.00      4,250,428.27         0.00
       B2             12,764.47          15,508.91      0.00      2,684,481.01         0.00
       B3              9,573.36          11,631.68      0.00      2,013,360.76         0.00
       B4              8,509.65          10,339.27      0.00      1,789,654.01         0.00
       B5              5,322.72           6,467.13      0.00      1,119,414.17         0.17

  -----------------------------------------------------------------------------------------------

     Totals        1,923,140.44       8,220,886.84      0.00    421,135,734.53         0.17

  -----------------------------------------------------------------------------------------------



                                                                                          Page 1

            THE                                                                                      Distribution Date:  7/26/04
          BANK OF
            NEW
           YORK
101 Barclay Street, 8 West
   New York, NY 10286
                                               Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew
            212.815.3236                         Countrywide Alternative Loan Trust
Associate:  AnnMarie Cassano
            212-815-8318                                   Series 2004-4CB


                                                    Principal Distribution Detail
  --------------------------------------------------------------------------------------------------------------------
                                 Original           Beginning          Scheduled                        Unscheduled
                               Certificate         Certificate         Principal         Accretion       Principal
     Class        Cusip          Balance             Balance          Distribution       Principal      Adjustments
  --------------------------------------------------------------------------------------------------------------------
      1A1       12667FCB9     219,832,000.00      208,049,393.05      2,914,414.39            0.00             0.00
      1A2       12667FCC7      79,168,000.00       74,924,735.02      1,049,566.75            0.00             0.00
      1A3       12667FCD5      79,168,000.00       74,924,735.02              0.00            0.00             0.00
      1A4       12667FCE3      21,173,454.00       20,038,594.78              0.00            0.00             0.00
      1A5       12667FCF0      20,500,000.00       20,110,646.73         98,456.20            0.00             0.00
      1A6       12667FCG8      21,092,000.00       21,481,353.27              0.00       98,456.20             0.00
      2A1       12667FCH6       7,427,265.00        6,964,270.62              0.00            0.00             0.00
      3A1       12667FCJ2      52,046,000.00       47,707,011.74      1,472,091.96            0.00             0.00
      3A2       12667FCK9       4,860,532.00        4,860,532.00              0.00            0.00             0.00
      3A3       12667FCL7      28,453,266.00       26,283,771.87        736,045.98            0.00             0.00
      3A4       12667FCM5      28,453,266.00       26,283,771.87              0.00            0.00             0.00
       PO                       1,547,216.50        1,523,154.33          4,299.91            0.00             0.00
      PO-1      12667FCN3       1,234,854.03        1,217,948.84          3,838.64            0.00             0.00
      PO-2      12667FCN3         172,159.97          166,446.32            316.93            0.00             0.00
      PO-3      12667FCN3         140,202.50          138,759.17            144.34            0.00             0.00
       AR       12667FCP8             100.00                0.00              0.00            0.00             0.00

  --------------------------------------------------------------------------------------------------------------------
       M        12667FCQ6      10,575,000.00       10,524,966.35         10,749.05            0.00             0.00
       B1       12667FCR4       4,275,000.00        4,254,773.63          4,345.36            0.00             0.00
       B2       12667FCS2       2,700,000.00        2,687,225.45          2,744.44            0.00             0.00
       B3       12667FCT0       2,025,000.00        2,015,419.09          2,058.33            0.00             0.00
       B4       12667FCU7       1,800,000.00        1,791,483.63          1,829.63            0.00             0.00
       B5       12667FCV5       1,125,885.50        1,120,558.58          1,144.42            0.00             0.00

  --------------------------------------------------------------------------------------------------------------------

     Totals                   450,000,000.00      427,335,024.74      6,297,746.42       98,456.20             0.00

  --------------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------------------------
                     Net         Current         Ending                Ending
                  Principal     Realized       Certificate          Certificate
     Class      Distribution     Losses          Balance               Factor
  ------------------------------------------------------------------------------------
      1A1        2,914,414.39       0.00      205,134,978.66        0.93314430412
      1A2        1,049,566.75       0.00       73,875,168.27        0.93314430412
      1A3                0.00       0.00       73,875,168.27        0.93314430412
      1A4                0.00       0.00       19,757,888.51        0.93314432816
      1A5           98,456.20       0.00       20,012,190.53        0.97620441598
      1A6                0.00       0.00       21,579,809.47        1.02312770114
      2A1                0.00       0.00        6,899,266.01        0.92891071053
      3A1        1,472,091.96       0.00       46,234,919.78        0.88834722709
      3A2                0.00       0.00        4,860,532.00        1.00000000000
      3A3          736,045.98       0.00       25,547,725.89        0.89788377512
      3A4                0.00       0.00       25,547,725.89        0.89788377512
       PO            4,299.91       0.00        1,518,854.41        0.98166895842
      PO-1           3,838.64       0.00        1,214,110.20        0.98320139076
      PO-2             316.93       0.00          166,129.39        0.96497104328
      PO-3             144.34       0.00          138,614.82        0.98867582967
       AR                0.00       0.00                0.00        0.00000000000

  ------------------------------------------------------------------------------------
       M            10,749.05       0.00       10,514,217.30        0.99425222739
       B1            4,345.36       0.00        4,250,428.27        0.99425222739
       B2            2,744.44       0.00        2,684,481.01        0.99425222739
       B3            2,058.33       0.00        2,013,360.76        0.99425222739
       B4            1,829.63       0.00        1,789,654.01        0.99425222739
       B5            1,144.42       0.00        1,119,414.17        0.99425222739

  ------------------------------------------------------------------------------------

     Totals      6,297,746.42       0.00      421,135,734.53

  ------------------------------------------------------------------------------------



                                                                                              Page 2

            THE                                                                                      Distribution Date:  7/26/04
          BANK OF
            NEW
           YORK
101 Barclay Street, 8 West
   New York, NY 10286
                                               Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew
            212.815.3236                         Countrywide Alternative Loan Trust
Associate:  AnnMarie Cassano
            212-815-8318                                   Series 2004-4CB


                                                    Interest Distribution Detail
  ----------------------------------------------------------------------------------------------------------------------
               Beginning            Pass            Accrued          Cumulative                              Total
              Certificate          Through          Optimal            Unpaid            Deferred           Interest
   Class        Balance            Rate (%)        Interest           Interest           Interest             Due
  ----------------------------------------------------------------------------------------------------------------------
    1A1       208,049,393.05       4.250000       736,841.60             0.00                0.00          736,841.60
    1A2        74,924,735.02       1.800000       112,387.10             0.00                0.00          112,387.10
    1A3        74,924,735.02       5.700000       355,892.49             0.00                0.00          355,892.49
    1A4        20,038,594.78       5.500000        91,843.56             0.00                0.00           91,843.56
    1A5        20,110,646.73       5.500000        92,173.80             0.00                0.00           92,173.80
    1A6        21,481,353.27       5.500000             0.00             0.00           98,456.20           98,456.20
    2A1         6,964,270.62       5.750000        33,370.46             0.00                0.00           33,370.46
    3A1        47,707,011.74       5.000000       198,779.22             0.00                0.00          198,779.22
    3A2         4,860,532.00       5.000000        20,252.22             0.00                0.00           20,252.22
    3A3        26,283,771.87       1.800000        39,425.66             0.00                0.00           39,425.66
    3A4        26,283,771.87       6.200000       135,799.49             0.00                0.00          135,799.49
     PO         1,523,154.33       0.000000             0.00             0.00                0.00                0.00
    PO-1        1,217,948.84       0.000000             0.00             0.00                0.00                0.00
    PO-2          166,446.32       0.000000             0.00             0.00                0.00                0.00
    PO-3          138,759.17       0.000000             0.00             0.00                0.00                0.00
     AR                 0.00       5.500000             0.00             0.00                0.00                0.00

  ----------------------------------------------------------------------------------------------------------------------

     M         10,524,966.35       5.700069        49,994.19             0.00                0.00           49,994.19
     B1         4,254,773.63       5.700069        20,210.42             0.00                0.00           20,210.42
     B2         2,687,225.45       5.700069        12,764.47             0.00                0.00           12,764.47
     B3         2,015,419.09       5.700069         9,573.36             0.00                0.00            9,573.36
     B4         1,791,483.63       5.700069         8,509.65             0.00                0.00            8,509.65
     B5         1,120,558.58       5.700069         5,322.72             0.00                0.00            5,322.72
  ----------------------------------------------------------------------------------------------------------------------

   Totals     427,335,024.74                    1,923,140.41             0.00           98,456.20        2,021,596.61

  ----------------------------------------------------------------------------------------------------------------------


  ------------------------------------------------------------------
                Net          Unscheduled
             Prepayment        Interest              Interest
   Class   Int Shortfall      Adjustment               Paid
  ------------------------------------------------------------------
    1A1             0.00              0.00           736,841.60
    1A2             0.00              0.00           112,387.10
    1A3             0.00              0.00           355,892.49
    1A4             0.00              0.00            91,843.56
    1A5             0.00              0.00            92,173.80
    1A6             0.00              0.00                 0.00
    2A1             0.00              0.00            33,370.46
    3A1             0.00              0.00           198,779.22
    3A2             0.00              0.00            20,252.22
    3A3             0.00              0.00            39,425.66
    3A4             0.00              0.00           135,799.49
     PO             0.00              0.00                 0.00
    PO-1            0.00              0.00                 0.00
    PO-2            0.00              0.00                 0.00
    PO-3            0.00              0.00                 0.00
     AR             0.00              0.00                 0.03

  ------------------------------------------------------------------

     M              0.00              0.00            49,994.19
     B1             0.00              0.00            20,210.42
     B2             0.00              0.00            12,764.47
     B3             0.00              0.00             9,573.36
     B4             0.00              0.00             8,509.65
     B5             0.00              0.00             5,322.72
  ------------------------------------------------------------------

   Totals           0.00              0.00         1,923,140.44

  ------------------------------------------------------------------



                                                               Page 3

            THE                                                                                      Distribution Date:  7/26/04
          BANK OF
            NEW
           YORK
101 Barclay Street, 8 West
   New York, NY 10286
                                               Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew
            212.815.3236                         Countrywide Alternative Loan Trust
Associate:  AnnMarie Cassano
            212-815-8318                                   Series 2004-4CB


                                                     Current Payment Information
                                                         Factors per $1,000
  --------------------------------------------------------------------------------------------------------------------------------
                                Original          Beginning Cert.                                       Ending Cert.      Pass4
                              Certificate           Notional        Principal        Interest            Notional       Through
    Class       Cusip           Balance              Balance      Distribution     Distribution          Balance        Rate (%)
  --------------------------------------------------------------------------------------------------------------------------------
     1A1      12667FCB9     219,832,000.00       946.401766135     13.257462011     3.351839588       933.144304124     4.250000
     1A2      12667FCC7      79,168,000.00       946.401766135     13.257462011     1.419602649       933.144304124     1.800000
     1A3      12667FCD5      79,168,000.00       946.401766135      0.000000000     4.495408389       933.144304124     5.700000
     1A4      12667FCE3      21,173,454.00       946.401790512      0.000000000     4.337674873       933.144328160     5.500000
     1A5      12667FCF0      20,500,000.00       981.007157565      4.802741585     4.496282806       976.204415980     5.500000
     1A6      12667FCG8      21,092,000.00     1,018.459760569      0.000000000     0.000000000     1,023.127701138     5.500000
     2A1      12667FCH6       7,427,265.00       937.662870233      0.000000000     4.492967920       928.910710528     5.750000
     3A1      12667FCJ2      52,046,000.00       916.631667044     28.284439952     3.819298613       888.347227093     5.000000
     3A2      12667FCK9       4,860,532.00     1,000.000000000      0.000000000     4.166666667     1,000.000000000     5.000000
     3A3      12667FCL7      28,453,266.00       923.752368937     25.868593815     1.385628553       897.883775122     1.800000
     3A4      12667FCM5      28,453,266.00       923.752368937      0.000000000     4.772720573       897.883775122     6.200000
     PO                       1,547,216.50       984.448091137      2.779126257     0.000000000       981.668958417     0.000000
    PO-1      12667FCN3       1,234,854.03       986.309967716      3.108576956     0.000000000       983.201390760     0.000000
    PO-2      12667FCN3         172,159.97       966.811956961      1.840913677     0.000000000       964.971043284     0.000000
    PO-3      12667FCN3         140,202.50       989.705361281      1.029531606     0.000000000       988.675829675     0.000000
     AR       12667FCP8             100.00         0.000000000      0.000000000     0.296649267         0.000000000     5.500000

  --------------------------------------------------------------------------------------------------------------------------------
      M       12667FCQ6      10,575,000.00       995.268685728      1.016458342     4.727583258       994.252227386     5.700069
     B1       12667FCR4       4,275,000.00       995.268685728      1.016458342     4.727583258       994.252227386     5.700069
     B2       12667FCS2       2,700,000.00       995.268685728      1.016458342     4.727583258       994.252227386     5.700069
     B3       12667FCT0       2,025,000.00       995.268685728      1.016458342     4.727583258       994.252227386     5.700069
     B4       12667FCU7       1,800,000.00       995.268685728      1.016458342     4.727583258       994.252227386     5.700069
     B5       12667FCV5       1,125,885.50       995.268685728      1.016458342     4.727583258       994.252227386     5.700069

  --------------------------------------------------------------------------------------------------------------------------------

   Totals                   450,000,000.00       949.633388311     13.994992044     4.273645422       935.857187844

  --------------------------------------------------------------------------------------------------------------------------------



                                                               Page 4


THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318


Pool Level Data
Distribution Date                                                                                                         7/26/04
Cut-off Date                                                                                                              2/ 1/04
Determination Date                                                                                                        7/ 1/04
Accrual Period 30/360                                      Begin                                                          6/ 1/04
                                                           End                                                            7/ 1/04
Number of Days in 30/360 Accrual Period                                                                                        30


                                    --------------------------------------
                                            Collateral Information
                                    --------------------------------------
Group 1
-------

Cut-Off Date Balance                                                                                               180,000,000.00

Beginning Aggregate Pool Stated Principal Balance                                                                  174,556,943.90
Ending Aggregate Pool Stated Principal Balance                                                                     172,074,772.23

Beginning Aggregate Loan Count                                                                                               1078
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                11
Ending Aggregate Loan Count                                                                                                  1067

Beginning Weighted Average Loan Rate (WAC)                                                                              5.849154%
Ending Weighted Average Loan Rate (WAC)                                                                                 5.848601%

Beginning Net Weighted Average Loan Rate                                                                                5.461624%
Ending Net Weighted Average Loan Rate                                                                                   5.461194%

Weighted Average Maturity (WAM) (Months)                                                                                      354

Servicer Advances                                                                                                       12,400.65

Aggregate Pool Prepayment                                                                                            2,297,631.13
Pool Prepayment Rate                                                                                                  14.7149 CPR


Group 2
-------

Cut-Off Date Balance                                                                                               180,000,000.00

Beginning Aggregate Pool Stated Principal Balance                                                                  169,309,643.86
Ending Aggregate Pool Stated Principal Balance                                                                     167,804,991.34

Beginning Aggregate Loan Count                                                                                                962


THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318

Group 2
-------

Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                8
Ending Aggregate Loan Count                                                                                                  954

Beginning Weighted Average Loan Rate (WAC)                                                                             6.168838%
Ending Weighted Average Loan Rate (WAC)                                                                                6.166955%

Beginning Net Weighted Average Loan Rate                                                                               5.744347%
Ending Net Weighted Average Loan Rate                                                                                  5.744307%

Weighted Average Maturity (WAM) (Months)                                                                                     352

Servicer Advances                                                                                                      11,225.53

Aggregate Pool Prepayment                                                                                           1,330,214.67
Pool Prepayment Rate                                                                                                  9.0400 CPR


Group 3
-------

Cut-Off Date Balance                                                                                               90,000,000.00

Beginning Aggregate Pool Stated Principal Balance                                                                  83,468,436.99
Ending Aggregate Pool Stated Principal Balance                                                                     81,255,970.97

Beginning Aggregate Loan Count                                                                                               487
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                               13
Ending Aggregate Loan Count                                                                                                  474

Beginning Weighted Average Loan Rate (WAC)                                                                             6.502301%
Ending Weighted Average Loan Rate (WAC)                                                                                6.499662%

Beginning Net Weighted Average Loan Rate                                                                               5.990026%
Ending Net Weighted Average Loan Rate                                                                                  5.989765%

Weighted Average Maturity (WAM) (Months)                                                                                     353

Servicer Advances                                                                                                       8,960.20

Aggregate Pool Prepayment                                                                                           2,134,474.66
Pool Prepayment Rate                                                                                                 26.7398 CPR




                                                         Page 2



THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318


                                    --------------------------------------
                                            Certificate Information
                                    --------------------------------------
Group 1
-------
Senior Percentage                                                                                                   94.8360776009%
Senior Prepayment Percentage                                                                                       100.0000000000%

Subordinate Percentage                                                                                               5.1639223991%
Subordinate Prepayment Percentage                                                                                    0.0000000000%

Group 2
-------

Senior Percentage                                                                                                   94.6997730507%
Senior Prepayment Percentage                                                                                       100.0000000000%

Subordinate Percentage                                                                                               5.3002269493%
Subordinate Prepayment Percentage                                                                                    0.0000000000%

Group 3
-------

Senior Percentage                                                                                                   94.6257296001%
Senior Prepayment Percentage                                                                                       100.0000000000%

Subordinate Percentage                                                                                               5.3742703999%
Subordinate Prepayment Percentage                                                                                    0.0000000000%


Certificate Account

Beginning Balance                                                                                                             0.00

Deposit
Payments of Interest and Principal                                                                                    8,365,279.71
Liquidation Proceeds                                                                                                          0.00
All Other Proceeds                                                                                                            0.00
Other Amounts                                                                                                                 0.00
                                                                                                                   ----------------
Total Deposits                                                                                                        8,365,279.71



THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318

Withdrawals
Reimbursement of Servicer Advances                                                                                           0.00
Payment of Master Servicer Fees                                                                                         84,729.92
Payment of Sub Servicer Fees                                                                                            59,662.95
Payment of Other Fees                                                                                                   54,663.80
Payment of Insurance Premium(s)                                                                                              0.00
Payment of Personal Mortgage Insurance                                                                                   4,999.16
Other Permitted Withdrawal per the Pooling and Service Agreement                                                             0.00
Payment of Principal and Interest                                                                                    8,220,886.84
                                                                                                                     ------------
Total Withdrawals                                                                                                    8,424,942.67

Ending Balance                                                                                                               0.00


Master Servicing Fees Paid                                                                                              84,729.92
Insurance Premium(s) Paid                                                                                                    0.00
Personal Mortgage Insurance Fees Paid                                                                                    4,999.16
Other Fees Paid                                                                                                         54,663.80

Total Fees                                                                                                             144,392.87


                                    --------------------------------------
                                           Delinquency Information
                                    --------------------------------------
Group 1

Delinquency                                        One Payment           Two Payments         Three+ Payments              Totals

Scheduled Principal Balance                       1,814,465.49             281,767.14                    0.00        2,096,232.63
Percentage of Total Pool Balance                     1.054463%              0.163747%               0.000000%           1.218210%
Number of Loans                                             10                      2                       0                  12
Percentage of Total Loans                            0.937207%              0.187441%               0.000000%           1.124649%

Foreclosure

Scheduled Principal Balance                               0.00                   0.00                    0.00                0.00
Percentage of Total Pool Balance                     0.000000%              0.000000%               0.000000%           0.000000%
Number of Loans                                              0                      0                       0                   0
Percentage of Total Loans                            0.000000%              0.000000%               0.000000%           0.000000%


                                                         Page 4


THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318


Bankruptcy
----------
Scheduled Principal Balance                               0.00                   0.00                    0.00                0.00
Percentage of Total Pool Balance                     0.000000%              0.000000%               0.000000%           0.000000%
Number of Loans                                              0                      0                       0                   0
Percentage of Total Loans                            0.000000%              0.000000%               0.000000%           0.000000%

REO

Scheduled Principal Balance                               0.00                   0.00                    0.00                0.00
Percentage of Total Pool Balance                     0.000000%              0.000000%               0.000000%           0.000000%
Number of Loans                                              0                      0                       0                   0
Percentage of Total Loans                            0.000000%              0.000000%               0.000000%           0.000000%

Book Value of all REO Loans                                                                                                  0.00
Percentage of Total Pool Balance                                                                                        0.000000%

Current Realized Losses                                                                                                      0.00
Additional Gains (Recoveries)/Losses                                                                                         0.00
Total Realized Losses                                                                                                        0.00

Group 2

Delinquency                                        One Payment            Two Payments        Three+ Payments              Totals
----------                                         -----------            ------------        ---------------              ------

Scheduled Principal Balance                       1,546,193.63              171,431.95             115,330.99        1,832,956.57
Percentage of Total Pool Balance                     0.921423%               0.102161%              0.068729%           1.092313%
Number of Loans                                             10                       1                      1                  12
Percentage of Total Loans                            1.048218%               0.104822%              0.104822%           1.257862%

Foreclosure
-----------

Scheduled Principal Balance                               0.00                   0.00                    0.00                0.00
Percentage of Total Pool Balance                     0.000000%              0.000000%               0.000000%           0.000000%
Number of Loans                                              0                      0                       0                   0
Percentage of Total Loans                            0.000000%              0.000000%               0.000000%           0.000000%

Bankruptcy
----------

Scheduled Principal Balance                               0.00                   0.00                    0.00                0.00
Percentage of Total Pool Balance                     0.000000%              0.000000%               0.000000%           0.000000%
Number of Loans                                              0                      0                       0                   0
Percentage of Total Loans                            0.000000%              0.000000%               0.000000%           0.000000%



THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318

REO
----

Scheduled Principal Balance                               0.00                    0.00                   0.00                0.00
Percentage of Total Pool Balance                     0.000000%               0.000000%              0.000000%           0.000000%
Number of Loans                                              0                       0                      0                   0
Percentage of Total Loans                            0.000000%               0.000000%              0.000000%           0.000000%

Book Value of all REO Loans                                                                                                  0.00
Percentage of Total Pool Balance                                                                                        0.000000%

Current Realized Losses                                                                                                      0.00
Additional Gains (Recoveries)/Losses                                                                                         0.00
Total Realized Losses                                                                                                        0.00

Group 3
-------

Delinquency                                        One Payment            Two Payments     Three+ Payments                 Totals
-----------                                        -----------            ------------     ---------------                 ------

Scheduled Principal Balance                       1,374,721.98                    0.00                0.00           1,374,721.98
Percentage of Total Pool Balance                     1.691841%               0.000000%           0.000000%              1.691841%
Number of Loans                                              7                       0                   0                      7
Percentage of Total Loans                            1.476793%               0.000000%           0.000000%              1.476793%

Foreclosure
-----------

Scheduled Principal Balance                               0.00                    0.00                0.00                   0.00
Percentage of Total Pool Balance                     0.000000%               0.000000%           0.000000%              0.000000%
Number of Loans                                              0                       0                   0                      0
Percentage of Total Loans                            0.000000%               0.000000%           0.000000%              0.000000%

Bankruptcy
----------

Scheduled Principal Balance                               0.00                    0.00                0.00                   0.00
Percentage of Total Pool Balance                     0.000000%               0.000000%           0.000000%              0.000000%
Number of Loans                                              0                       0                   0                      0
Percentage of Total Loans                            0.000000%               0.000000%           0.000000%              0.000000%

REO
---

Scheduled Principal Balance                               0.00                    0.00                0.00                   0.00
Percentage of Total Pool Balance                     0.000000%               0.000000%           0.000000%              0.000000%
Number of Loans                                              0                       0                   0                      0
Percentage of Total Loans                            0.000000%               0.000000%           0.000000%              0.000000%


                                                         Page 6



THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318


Book Value of all REO Loans                                                                                                 0.00
Percentage of Total Pool Balance                                                                                       0.000000%

Current Realized Losses                                                                                                     0.00
Additional Gains (Recoveries)/Losses                                                                                        0.00
Total Realized Losses                                                                                                       0.00


                                     -----------------------------------------------
                                      Subordination/Credit Enhancement Information
                                     -----------------------------------------------

Protection                                                                                  Original                     Current
----------                                                                                  --------                     -------
Bankruptcy Loss                                                                         1,899,837.60                  124,797.00
Bankruptcy Percentage                                                                      0.422186%                   0.029633%
Credit/Fraud Loss                                                                       7,224,959.40                7,224,959.40
Credit/Fraud Loss Percentage                                                               1.605547%                   1.715589%
Special Hazard Loss                                                                     4,500,000.00                4,273,350.25
Special Hazard Loss Percentage                                                             1.000000%                   1.014720%

Credit Support                                                                              Original                     Current
--------------                                                                              --------                     -------
Class A                                                                               427,499,114.50              398,764,179.01
Class A Percentage                                                                        94.999803%                  94.687804%

Class M                                                                                10,575,000.00               10,514,217.30
Class M Percentage                                                                         2.350000%                   2.496634%

Class B1                                                                                4,275,000.00                4,250,428.27
Class B1 Percentage                                                                        0.950000%                   1.009278%

Class B2                                                                                2,700,000.00                2,684,481.01
Class B2 Percentage                                                                        0.600000%                   0.637438%

Class B3                                                                                2,025,000.00                2,013,360.76
Class B3 Percentage                                                                        0.450000%                   0.478079%

Class B4                                                                                1,800,000.00                1,789,654.01
Class B4 Percentage                                                                        0.400000%                   0.424959%

Class B5                                                                                1,125,885.50                1,119,414.17
Class B5 Percentage                                                                        0.250197%                   0.265808%


                                                         Page 7




THE
BANK OF
NEW
YORK

101 Barclay Street, 8 West
New York, NY 10286
                                                                     Countrywide Home Loans Servicing LP
Officer:    Courtney Bartholomew                                      Countrywide Alternative Loan Trust
            212.815.3236                                                       Series 2004-4CB
Associate:  AnnMarie Cassano
            212-815-8318

                                           -----------------------------------
                                              Compensating Interest Detail
                                           -----------------------------------



Gross Prepayment Interest Shortfall                                                                                      4,298.21
Compensating Interest                                                                                                    4,298.21

Net Prepayment Interest Shortfall                                                                                            0.00




                                                         Page 8
